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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): JANUARY 19, 2000


                           DAYTON SUPERIOR CORPORATION
             (Exact name of registrant as specified in its charter)


      OHIO                1-11781                    31-0676346
(State or other         (Commission                (IRS Employer
jurisdiction of         File Number)             Identification No.)
incorporation)


7777 WASHINGTON VILLAGE DR., SUITE 130, DAYTON OHIO               45459
(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code:  (937) 428-6360


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)



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Item 5.   Other Events
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         On January 19, 2000, Dayton Superior Corporation (the "Company") issued the press release attached hereto as Exhibit 99.1.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     DAYTON SUPERIOR CORPORATION


January 19, 2000                                      By: /s/ JOHN A. CICCARELLI
                                                              John A. Ciccarelli
                                           President and Chief Executive Officer




                                  EXHIBIT INDEX

         Exhibit No.                                          Description
         -----------                                          -----------

            (99)  ADDITIONAL EXHIBITS

                  99.1 Press Release issued by Dayton Superior Corporation on January 19, 2000